                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 1997 (April 8, 1997)



                              DYERSBURG CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                     Tennessee                             1-11126                          62-1363247
----------------------------------------------     ------------------------            -------------------
(State or other jurisdiction of incorporation)     (Commission File Number)             (I.R.S. Employer
                                                                                       Identification No.)


   1315 Phillips Street, Dyersburg, Tennessee                       38024
------------------------------------------------                --------------
    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (901) 285-2323



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
--------------------------------------------------------------------------------


     On April 8, 1997, Polysindo Hong Kong Limited, a Hong Kong corporation (the "Purchaser"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with each of the 22 persons identified therein (collectively, the "Sellers") pursuant to which the Purchaser has agreed to purchase an aggregate of 3,000,000 shares (the "Acquired Shares") of the Common Stock of Dyersburg Corporation (the "Company") at a per share price of $7.65 in cash, or an aggregate purchase price of $22,950,000. According to the Purchaser, the purchase price will be funded through a loan from Sinivasan Marimutu, its controlling person. These transfers of an aggregate of 22.8% of the issued and outstanding Common Stock of the Company may be deemed a change in control of the Company. In addition, the Purchaser has stated its intention to acquire additional shares of Common Stock or other securities of the Company so that it would own a majority of the Common Stock of the Company prior to 18 months following the closing of the transactions contemplated by the Stock Purchase Agreement (the "Closing Date").

     The Closing Date shall take place within three business days after the fulfillment of all conditions to closing set forth in the Stock Purchase Agreement. Such conditions include expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary conditions.

     Pursuant to the Stock Purchase Agreement, if the Purchaser or an affiliate thereof initiates a tender offer subject to the provisions of Section 14D and 14E of the Securities Exchange Act of 1934, as amended (the "1934 Act") for more than 1,000,000 additional shares of Common Stock on or before 12 months following the Closing Date, and the per share purchase price in the tender offer is greater than the purchase price for the Acquired Shares, the Purchaser will pay to the Sellers the difference between the tender offer price and such purchase price, less interest at an annual rate of 6.5% for the time between the Closing Date and the closing of the tender offer.

     Also on April 8, 1997, the Company, the Purchaser and PT. Texmaco Jaya, an Indonesian corporation and affiliate of the Purchaser ("Texmaco"), entered into an Agreement (the "Company Agreement"), pursuant to which the Purchaser, Texmaco and the Company made certain agreements, including:

          (a) If the Purchaser and its affiliates do not own more than 50% of the Company's outstanding Common Stock within 18 months following the Closing Date, the Purchaser and its affiliates shall be prohibited from acquiring additional shares of Common Stock, except pursuant to certain specified exceptions, such as the Purchaser's exercise of its preemptive right described below, and the Purchaser's receipt of stock dividends from the Company.

          (b) The Purchaser shall have preemptive rights to acquire additional shares of Common Stock in the event the Company proposes to issue additional shares, except in certain specified events, such as (i) stock dividends, stock splits, recapitalizations or other subdivisions of shares of Common Stock and (ii) issuances of shares of Common Stock or related options to employees, officers and directors of, and consultants to, the Company pursuant to the Company's current stock incentive plan.

          (c) Subject to certain limited exceptions set forth in the Company Agreement, the Purchaser and its affiliates shall not sell or otherwise transfer any shares of the Common Stock that they may own without first offering to sell such shares to the Company.

          (d) The Purchaser is entitled to designate three persons who are senior executive officers of Texmaco to serve on the Company's Board of Directors. However, if at any time the Purchaser and its affiliates own less than 20% but at least 15% of the outstanding Common Stock, the Purchaser shall be entitled to only two designees. If at any time the Purchaser and its affiliates own less than 15% but at least 10% of the outstanding Common Stock, the Purchaser shall be entitled to only one designee. If at any time the Purchaser and its affiliates own less than 10% of the outstanding Common Stock, the Purchaser shall not be entitled to any designees.

          (e) The Purchaser shall use its best efforts to ensure that the Company's Board of Directors has at all times four disinterested members, who shall be persons who are not affiliates of Texmaco and who are not Texmaco's designees to the Board of Directors.

          (f) Any transaction between the Company and the Purchaser or its affiliates shall be on terms no less favorable than those that would be obtained from unaffiliated parties in arms' length transactions, and any such transaction or series of related transactions that exceeds $1,000,000 must be approved by a committee comprised of the Company's disinterested directors.

          (g) The Company shall have the right to request that the Company effect registration under the Securities Act of 1933, as amended (the "1933 Act"), of the shares owned by the Purchaser and its affiliates, subject to certain conditions including, without limitation, the Company shall be obligated to effect no more than three such demand registrations under a Registration Statement on Form S-3 and no more than two such demand registrations under a Registration Statement on Form S-1. In the event that the Company proposes to register shares of its Common Stock under the 1933 Act, Texmaco shall have the right to request that shares of the Common Stock owned by it be included in such registration, subject to certain customary restrictions.

     Promptly following the closing of the transactions under the Stock Purchase Agreement, it is anticipated that each of John D. Howard, Julius Koppelman and Daniel W. Miller will resign from the Company's Board of Directors.

     In connection with the transactions described herein, the Board of Directors of the Company approved the acquisition of the Acquired Shares by the Purchaser in accordance with the provisions of the Tennessee Business Combination Act. In addition, the Board of Directors amended the Company's bylaws to delete the provisions therein providing that certain acquisitions of shares of Common Stock are governed by and subject to the provisions of the Tennessee Control Share Acquisition Act.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.
--------------------------------------------------------------------------------


(c)    Exhibits:

         3.1    Amended and Restated Bylaws

        10.1 Stock Purchase Agreement dated April 8, 1997 between Polysindo Hong Kong Limited and the sellers named therein.

        10.2 Agreement dated April 8, 1997 among Polysindo Hong Kong Limited, PT. Texmaco Jaya and Dyersburg Corporation.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DYERSBURG CORPORATION


Date:    April 17, 1997                  By: /s/ William S. Shropshire, Jr.
                                             -------------------------------
                                                 William S. Shropshire, Jr.
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

        NO.                         EXHIBIT
       ----          --------------------------------------------
        3.1          Amended and Restated Bylaws

       10.1 Stock Purchase Agreement dated April 8, 1997 between Polysindo Hong Kong Limited and the sellers named therein.

       10.2          Agreement dated April 8, 1997 among Polysindo
                     Hong Kong Limited, PT. Texmaco Jaya and
                     Dyersburg Corporation.